UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report January 24, 2007
(Date of earliest event reported January 12, 2007)

PATIENTS AND PHYSICIANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30556	11-3210792
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

220 West 42nd Street
23rd Floor
New York, NY 10036
(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 340-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2007, a Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware, pursuant to which Patients and Physicians, Inc. (the “Company”) merged with its wholly owned subsidiary, Flagship Patient Advocates, Inc. As a result of the merger, the Company is the surviving entity and changed its name to “Flagship Global Health, Inc.”, effective immediately.

Item 8.01.     Other Events.

On January 24, 2007, the Nasdaq Stock Market effectuated the change in the Company’s ticker symbol from “PPHY” to “FGHH”.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
3.1	Certificate of Ownership and Merger, dated January 12, 2007, between Patients & Physicians, Inc. and Flagship Patient Advocates, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2007

PATIENTS & PHYSICIANS, INC.

By:	/s/ Fred F. Nazem
Name: Fred F. Nazem
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Ownership and Merger, dated January 12, 2007, between Patients & Physicians, Inc. and Flagship Patient Advocates, Inc.